UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2011

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road, Centralism Area, Haping Road,
Harbin Economic and Technological Development Zone
Harbin, Heilongjiang Province, People’s Republic of China, 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-5175 0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2011, the registrant issued a press release announcing that it will participate in the Rodman & Renshaw Annual China Investment Conference to be held March 6-8, 2011 in Shanghai, China.  A copy of the registrant’s presentation to be used at the conferences is furnished herewith as Exhibit 99.1 and a copy of the press release is furnished herewith as Exhibit 99.2.  Exhibit 99.1 and Exhibit 99.2 are both incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The registrant disclaims any admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by reason of Regulation FD.

Certain of the statements set forth in this Current Report on Form 8-K or in the Exhibits hereto are “forward looking statements” within the meaning of the Private Litigation Reform Act of 1995.  Forward looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or words or expressions of similar meaning. All forward looking statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission.  Our forward looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward looking statements will come to pass.  As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward looking statements.  Except as required by applicable laws, we undertake no obligation to update any forward looking statements, even if new information becomes available or other events occur in the future.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Presentation materials to be used at Rodman & Renshaw Annual China Investment Conference March 6-8, 2011 in Shanghai, China

	99.2	Press release issued on February 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: February 25, 2011	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Presentation materials to be used at Rodman & Renshaw Annual China Investment Conference March 6-8, 2011 in Shanghai, China

99.2	Press release issued on February 25, 2011